[LOGO]  ACCESS FINANCIAL


                                [LETTERHEAD]


                        ACCESS FINANCIAL LENDING CORP.


     The undersigned certifies that he/she is a Servicing Officer of Access Financial Lending Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 11/01/96 to 11/30/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is 1.47.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.


                        ACCESS FINANCIAL LENDING CORP.


                        By:     /s/ Gary V. Busch
                                ----------------------------
                                Name:   Gary V. Busch
                                Title:  Vice President

               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1


                    Distribution Date:            12/16/96

           Amount reimbursable to the Servicer                                  17,683.25
                                                                    ---------------------

SENIOR CERTIFICATES

    1 (a)  Amount Available (including Monthly
           Servicing Fee)                                                    2,135,556.90
                                                                    ---------------------
      (b)  Class A-6 Interest Deficiency Amount
           (if any) and Class B-1 Interest Deficiency
           Amount (if any) withdrawn for prior
           Remittance Date                                                           0.00
                                                                    ---------------------
      (c)  Amount Available after giving effect to
           withdrawal of Class A-6 Interest Deficiency
           Amount and Class B-1 Interest Deficiency
           Amount for prior Remittance Date                                  2,135,556.90
                                                                    ---------------------

Interest
    2 Aggregate Interest (total):                                              658,344.86
                                                                    ---------------------
      (a)  Class A-1 Remittance Rate                                6.4
                                                                    ---------------------
      (b)  Class A-1 Interest                                                  147,554.84
                                                                    ---------------------
      (c)  Class A-2 Remittance Rate                                6.75
                                                                    ---------------------
      (d)  Class A-2 Interest                                                  148,275.00
                                                                    ---------------------
      (e)  Class A-3 Remittance Rate                                6.975
                                                                    ---------------------
      (f)  Class A-3 Interest                                                  138,697.88
                                                                    ---------------------
      (g)  Class A-4 Remittance Rate                                7.30
                                                                    ---------------------
      (h)  Class A-4 Interest                                                   73,699.58
                                                                    ---------------------
      (i)  Class A-5 Remittance Rate                                7.575
                                                                    ---------------------
      (j)  Class A-5 Interest                                                  150,117.56
                                                                    ---------------------
    3 Amount applied to:
      (a)  Unpaid Senior Interest Shortfall                                          0.00
                                                                    ---------------------

    4 Remaining:
      (a)  Unpaid Senior Interest Shortfall                                          0.00
                                                                    ---------------------


Principal                                                  Count
      Prior Period Ending Scheduled Balance                  5,594         158,531,954.33
                                                           ------------------------------

    5 Formula Principal Distribution Amount:
  (a) Scheduled principal                                                      251,781.24
                                                                    ---------------------
  (b) Principal Prepayments (PIF & Curtailments)               (11)            409,512.70
                                                           ------------------------------
  (c) Liquidated Contracts                                      (9)            185,567.34
                                                           ------------------------------
  (d) Repurchases (Principal)                                    0                   0.00
                                                           ------------------------------
  (e) Accelerated Principal                                                          0.00
                                                                    ---------------------

                                                                               846,861.28
                                                                    ---------------------


    6 Pool Count/Scheduled Principal Balance                  5,574        157,685,093.05
                                                           ------------------------------

    7 Unpaid Senior Principal Shortfall (if any)
      following prior Remittance Date                                                0.00
                                                                    ---------------------

    8 Senior Percentage for such Remittance Date
      (Until Class B Cross-Over Date, and on each
      Remittance Date thereafter unless each Class B
      Principal Distribution Test is satisfied, equals
      Senior Principal Balance divided by Pool
      Scheduled Principal Balance)                                  100.00
                                                                    ---------------------

    9 Senior Percentage for the following
      Remittance Date                                               100.00
                                                                    ---------------------
   10 Senior principal distribution:
      (a)  Class A-1                                                           846,861.28
                                                                    ---------------------
      (b)  Class A-2                                                                 0.00
                                                                    ---------------------
      (c)  Class A-3                                                                 0.00
                                                                    ---------------------
      (d)  Class A-4                                                                 0.00
                                                                    ---------------------
      (e)  Class A-5                                                                 0.00
                                                                    ---------------------

   11 (a)  Class A-1 Ending Principal Balance                               26,819,671.81
                                                                    ---------------------
      (b)  Class A-2 Ending Principal Balance                               26,360,000.00
                                                                    ---------------------
      (c)  Class A-3 Ending Principal Balance                               23,862,000.00
                                                                    ---------------------
      (d)  Class A-4 Ending Principal Balance                               12,115,000.00
                                                                    ---------------------
      (e)  Class A-5 Ending Principal Balance                               23,781,000.00
                                                                    ---------------------

   12 Unpaid Senior Principal Shortfall (if any)
      following current Remittance Date                                              0.00
                                                                    ---------------------


CLASS A-6 CERTIFICATES


   13 Class A-6 Amount Available                                                   630,350.76
                                                                      -----------------------

Interest
   14 Aggregate Interest
      (a) Class A-6 Remittance Rate (     %
          unless Weighted Average Contract
          Rate is below     %)                                        7.975
                                                                      -----------------------
      (b) Class A-6 Interest                                                        84,827.42
                                                                      -----------------------
   15 Amount applied to Unpaid Class A-6
      Interest Shortfall                                                                 0.00
                                                                      -----------------------
   16 Amount applied to Class A-6 Interest
      Deficiency Amount                                                                  0.00
                                                                      -----------------------
   17 Remaining unpaid Class A-6 Interest
      Deficiency Amount                                                                  0.00
                                                                      -----------------------
   18 Remaining Unpaid Class A-6 Interest
      Shortfall                                                                          0.00
                                                                      -----------------------

Principal

   19 Formula Principal Distribution Amount (total):                                     0.00
                                                                      -----------------------
      (a) Scheduled principal                                                            0.00
                                                                      -----------------------
      (b) Principal Prepayments                                                          0.00
                                                                      -----------------------
      (c) Liquidated Contracts                                                           0.00
                                                                      -----------------------
      (d) Repurchases                                                                    0.00
                                                                      -----------------------
      (e) Accelerated Principal                                                          0.00
                                                                      -----------------------

   20 Pool Scheduled Principal Balance                                         157,685,093.05
                                                                      -----------------------
   21 Class A-6 Percentage after prior
      Remittance Date                                                 0.00
                                                                      -----------------------
   22 Class A-6 Percentage for such Remittance
      Date                                                            0.00
                                                                      -----------------------
   23 Class A-6 Percentage for the following
      Remittance Date                                                 0.00
                                                                      -----------------------
   24 Class A-6 principal distribution:
      (a) Class A-6 (current)                                                            0.00
                                                                      -----------------------
      (b) Unpaid Class A-6 Principal Shortfall
          (if any) following prior Remittance Date                                       0.00
                                                                      -----------------------
   25 Unpaid Class A-6 Principal Shortfall (if any)
      following current Remittance Date                                                  0.00
                                                                      -----------------------
      Class A-6 Principal Balance                                               12,764,000.00
                                                                      -----------------------

Class B Principal Distribution Tests (tests must be
satisfied on or after the Remittance Date occurring
in June 1999)                                                                   n/a
                                                                      -----------------------

                                      Page 3

   26 Average Sixty-Day Delinquency Ratio Test
      (a) Sixty-Day Delinquency Ratio for
          current Remittance Date                                                       6.23%
                                                                      -----------------------
      (b) Average Sixty-Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not
          exceed 5%) re: Class B Prin. Distri Test                                      5.21%
                                                                      -----------------------

   27 Average Thirty-Day Delinquency Ratio Test
      (a) Thirty-Day Delinquency Ratio for
          current Remittance Date                                                      12.60%
                                                                      -----------------------
      (b) Average Thirty-Day Delinquency Ratio
          (arithmetic average of ratios for this month
          and two preceding months; may not
          exceed 7*% re: Class B Prin. Distri. Test                                    11.56%
                                                                      -----------------------

   28 Cumulative Realized Losses Test
      (a) Cumulative Realized Losses for current
          Remittance Date (as a percentage of Cut-off
          Date Pool Principal Balance; may not exceed
          7% from June 1, 2000 to May 31, 2001, 8% from
          June 1, 2001 to May 31, 2002, 9% from June 1, 2002
          and thereafter)                                                               0.10%
                                                                      -----------------------
                                                                                   157,499.62
                                                                      -----------------------

   29 Current Realized Losses Test
      (a) Current Realized Losses for current
          Remittance Date                                                           95,401.78
                                                                      -----------------------
      (b) Current Realized Loss Ratio (total Realized
          Losses during the 12 immediately preceding Collection
          Period, divided by the arithmetic average of Pool
          Scheduled Balances as of the preceding Collection
          Period and the Pool Scheduled Balance as of the last
          day of the immediately preceding Collection Period;
          may not exceed 2.75%)                                                         0.10%
                                                                      -----------------------

   30 Class B Principal Balance Test
      (a) Class B Principal Balance will be considered satisfied for any Remittance Date, that the sum of the Class B
          Principal Balance and the Overcollateralization Amount
          as of such Remittance Date, before giving effect to
          distributions on such Remittance Date, is greater
          than or equal to $3,239,614.                                          31,983,421.24
                                                                      -----------------------

                                      Page 4


CLASS B-1 CERTIFICATES


   31 Amount Available less the Senior Distribution
      Amount and Class A-6 Distribution Amount                                     545,523.34
                                                                      -----------------------

Interest

   32 Class B-1 Remittance Rate                                       8.040
                                                                      -----------------------
   33 Class B-1 interest                                                           117,591.70
                                                                      -----------------------
   34 Current Interest                                                             117,591.70
                                                                      -----------------------
   35 Amount applied to Unpaid Class B-1 Interest Shortfall                              0.00
                                                                      -----------------------
   36 Amount applied to Class B-1 Interest Deficiency Amount                             0.00
                                                                      -----------------------
   37 Remaining unpaid Class B-1 Interest Deficiency Amount                              0.00
                                                                      -----------------------
   38 Remaining Unpaid Class B-1 Interest Shortfall                                      0.00
                                                                      -----------------------

Principal

   39 Unpaid Class B-1 Principal Shortfall (if any)
      following prior Remittance Date                                                    0.00
                                                                      -----------------------

   40 (a) Class B Percentage for such Remittance
          Date (until Class B Cross-over Date, and on
          each Remittance Date thereafter unless each
          Class B Principal Distribution Test is
          satisfied, equals zero. Thereafter, if each
          Class B Principal Distribution Test is
          satisfied, equals 100% minus Senior
          Percentage)                                                 0.00
                                                                      -----------------------
      (b) Class B Percentage for the following
          Remittance Date                                             0.00
                                                                      -----------------------

   41 Current Principal (Class B Percentage of Formula
      Principal Distribution Amount)                                                     0.00
                                                                      -----------------------

   42 (a) Class B-1 Principal Shortfall                                                  0.00
                                                                      -----------------------
      (b) Unpaid Class B-1 Principal Shortfall                                           0.00
                                                                      -----------------------

   43 Class B Principal Balance                                                 27,124,000.00
                                                                      -----------------------
   44 Class B-1 Principal Balance                                               17,551,000.00
                                                                      -----------------------

                                      Page 5


CLASS B-2 CERTIFICATES
    45 Remaining Amount Available                                 427,931.64
                                                               -----------------

Interest

    46 Class B-2 Remittance Rate (    %, unless
       Weighted Average Contract Rate is less than    %)       10.125
                                                               -----------------
    47 Class B-2 Interest                                          80,772.19
                                                               -----------------
    48 Current Interest                                            80,772.19
                                                               -----------------
    49 Amount applied to Unpaid Class B-2 Interest Shortfall
                                                                        0.00
                                                               -----------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                    0.00
                                                               -----------------


Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                  0.00
                                                               -----------------
    52 Class B-2 Principal Liquidation Loss
       Amount                                                           0.00
                                                               -----------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Formula Principal Distribution Amount)                           0.00
                                                               -----------------
    54 Class B-2 Principal Balance                              9,573,000.00
                                                               -----------------



SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                              10,046,243.80
                                                               -----------------
    57 60 days or more                                          9,828,997.89
                                                               -----------------
    58 Manufactured Homes repossessed                                     20
                                                               -----------------
    59 Manufactured Homes repossessed but
       remaining in inventory                                             66
                                                               -----------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include            9.4482038078
       servicing fee.)                                         -----------------




                                  Page 6


RESIDUAL CERTIFICATES
    61
    (a) Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-6 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2
        Distribution Amount, if the Company is
        the Servicer)                                             132,109.96
                                                               -----------------
    (b) Monthly interest on certificate account:                    3,810.82
                                                               -----------------


CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES
    62 Class A-4 Interest Deficiency on such Remittance Date
                                                                        0.00
                                                               -----------------
    63 Class B-1 Interest Deficiency on such Remittance Date
                                                                        0.00
                                                               -----------------
    64 Class B-2 Interest Deficiency on such Remittance Date
                                                                        0.00
                                                               -----------------

REPOSSESSED CONTRACTS
    65 Repossessed Contracts                                      445,281.51
                                                               -----------------
    66 Repossessed Contracts Remaining in Inventory
                                                                1,553,799.12
                                                               -----------------

ACCELERATED PRINCIPAL CALCULATION
    67 Remaining Amount Available                                 211,238.67
                                                               -----------------
    68 Accelerated Principal                                            0.00
                                                               -----------------

RESIDUAL CERTIFICATES
    69 Class "C" Distribution Amount (excess, if any,
       1/12 Weighted Net Contract Rate at beginning x pool
       scheduled balance at beginning MINUS the Certificate
       Interest [A-1 to B-2] Distribution Amount for date.)       211,238.67
                                                               -----------------

    70 Release Amount (if B-2 is zero)                                  0.00
                                                               -----------------

    71 Reimburse Residual Certificate Holder per                        0.00
       Section 10.06 (REMIC Tax Matters)                       -----------------


    72 Remaining to Residual Holder                                     0.00
                                                               -----------------


Please contact the Bondholder Relations Department of the Bank of New York at
(212) 815-2793 with any questions regarding this Statement on your Distribution.


                                     Page 7